                                                       EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1996 included in North American Vaccine, Inc.'s Form 10-K for the year ended December 31, 1995, and to all references to our Firm included in or made a part of this registration statement filed on Form S-3.




                                               /s/ ARTHUR ANDERSEN LLP
                                               -----------------------
                                               ARTHUR ANDERSEN LLP


Washington, D.C.,
 October 31, 1996